UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

☒ Filed by the Registrant                      ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Schneider National, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX SCHNEIDER NATIONAL, INC. 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET You invested in SCHNEIDER NATIONAL, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 30, 2026. View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 30, 2026 7:30 AM CDT Annual Meeting will be held virtually: To attend, you must register as a Beneficial Holder at: https://web.viewproxy.com/schneider/2026

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. SCHNEIDER NATIONAL, INC. 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET 1. Election of Directors Nominees: 01) Mary P. DePrey 05) Robert M. Knight, Jr. 09) John A. Swainson 02) Julie K. Streich 06) Mark B. Rourke 10) James L. Welch 03) James R. Giertz 07) Paul J. Schneider 04) Austin Ramirez 08) Jyoti Chopra For 2. Ratify the Appointment of Deloitte & Touche, LLP as Schneider Nationals independent registered public accounting firm for fiscal 2026. For 3. Approval of amended and restated 2017 Schneider National, Inc. Omnibus Incentive Compensation Plan. For 4. Advisory vote to approve executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Annual Meeting will be held virtually. To attend, you must register as a Beneficial Holder at: https://web.viewproxy.com/schneider/2026 by 11:59 PM EDT on April 29,2026. On the day of the annual meeting, you may only vote during the virtual meeting, if you have previously e-mailed a copy of your legal proxy to virtualmeeting@viewproxy.com.